February 27, 2015

THE DREYFUS/LAUREL FUNDS TRUST
- Dreyfus Equity Income Fund

Supplement to Summary and Statutory Prospectuses
dated October 1, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus. The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, Ronald Gala, CFA and Peter Goslin, CFA. Messrs. Boggs, Chiang and Gala have each served as primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014 and Mr. Goslin has served as a portfolio manager of the fund since February 2015. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Goslin is a director, senior portfolio manager and active equity strategist at Mellon Capital. Each member of the team also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details –Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital, an affiliate of Dreyfus. The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, Ronald Gala, CFA and Peter Goslin, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Boggs, Chiang and Gala have each served as a primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014 and Mr. Goslin has served as a portfolio manager of the fund since February 2015. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1993. He also has been employed by Dreyfus since 2007. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients. From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997. He also has been employed by Dreyfus since 2007. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities

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since 1993. He also has been employed by Dreyfus since 1998. Mr. Goslin is a director and senior portfolio manager and active equity strategist at Mellon Capital, which he joined in 1999. He also has been employed by Dreyfus since February 2015.

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